Exhibit 10.4

STOCK OPTION AGREEMENT

(Non-Qualified Stock Option)

THIS STOCK OPTION AGREEMENT (this “Agreement”), dated as of March 1, 2021 (the “Grant Date”), is between STRATA SKIN SCIENCES, INC., a Delaware corporation (the “Company”), and Robert Moccia, an adult individual (“Optionee”).

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants contained herein, agree as follows:

1. Non-Plan Grant; Incorporation of Terms of Plan. The Option is made and granted as a stand-alone award, separate and apart from, and outside of, the Amended and Restated STRATA Skin Sciences, Inc. 2016 Omnibus Incentive Plan (the “Plan”), and shall not constitute an award granted under or pursuant to the Plan. Notwithstanding the foregoing, the terms, conditions and definitions set forth in the Plan shall apply to the Option as though the Option had been granted under the Plan (including but not limited to the adjustment provision contained in the Plan), and the Option shall be subject to such terms, conditions and definitions which are hereby incorporated into this Agreement by reference. For the avoidance of doubt, the Option shall not be counted for purposes of calculating the aggregate number of Shares that may be issued or transferred pursuant to Awards under the Plan or for purposes of calculating the award limitations with respect to the Optionee under the Plan.

2. Employment Inducement Grant. The Option is intended to constitute an employment inducement grant under NASDAQ Listing Rule 5635(c)(4), and consequently is intended to be exempt from the NASDAQ rules regarding shareholder approval of stock option and stock purchase plans. This Agreement and the terms and conditions of the Option shall be interpreted in accordance and consistent with such exemption.

3. Grant of Option.

(a) In consideration, and as an inducement for the Optionee to enter into employment with the Company pursuant to an employment agreement dated as of the Grant Date (“Employment Agreement”), the Company, on the Grant Date, hereby grants to Optionee an unvested option to purchase up to 1,632,590 shares of Common Stock (the “Option Shares”) at an exercise price of $____ per share (the “Option”). The Option shall be subject to the terms and provisions of this Agreement and of the Plan, which is incorporated herein by reference.

(b) In consideration of the grant of the Option by the Company, the Optionee agrees to render faithful and efficient services to the Company pursuant to the Employment Agreement.

4. Vesting. The Option shall vest and may be exercised in accordance with the following vesting schedule:

(a) Options to purchase 544,198 Option Shares shall vest on March 1, 2022; and

(b) Options to purchase 136,049 Option Shares shall vest on each of June 1, 2022, September 1, 2022, December 1, 2022, March 1, 2023, June 1, 2023, September 1, 2023, December 1, 2023, March 1, 2024;

provided, however, that vesting shall accelerate and the right to purchase (i) all such Option Shares shall vest in full upon the consummation of a Change in Control of the Company, and (ii) upon the occurrence of a termination by the Company other than for Cause, death or Disability (each as defined in the Employment Agreement) and pursuant to Section 5(d) of the Employment Agreement, additional Option Shares shall vest as follows: (A) if such occurrence occurs prior to the first anniversary of the Grant Date, Optionee will be credited with an additional twelve (12) months of service as of such termination date for purposes of determining the number of additional Option Shares that will vest pursuant to clauses (a) and (b) above, (B) if such occurrence occurs on or after the first anniversary of the Grant Date but prior to the date that is eighteen (18) months following the Grant Date, Optionee will be credited with an additional eighteen (18) months of service as of such termination date for purposes of determining the number of additional Option Shares that will vest pursuant to clause (b) above, and (C) if such occurrence occurs on or after the date that is eighteen (18) months following the Grant Date, all such Option Shares shall vest in full. The occurrence of the vesting of the Option Shares pursuant to clause (ii) above shall occur upon the expiration of all applicable statutory revocation periods related to the Executive Release (as defined in the Employment Agreement) delivered pursuant to Section 5(d)(iii) of the Employment Agreement. For purposes of clauses (ii)(A) and (ii)(B) above, to the extent such termination date, after giving effect to the applicable additional credited service, would occur before a threshold date set forth in clause (b) above, Optionee shall not vest in Option Shares related to such threshold date or any subsequent threshold dates.

5. Term. The Option shall continue in effect until the tenth (10th) anniversary of the Grant Date (the “Term”). During the Term, Optionee may exercise the Option in whole or in part at any time and from time to time. Thereafter, the Option (to the extent vested and exercisable) shall expire and become unexercisable. The foregoing notwithstanding, subject to the other provisions of the Plan, if Optionee’s employment with, or other service to, the Company terminates for any reason (other than death, Disability or Cause, as described in the Plan and as outlined below) or for no reason, then (i) any portion of the Option that is not then exercisable shall thereupon terminate, and (ii) any portion of the Option that is then exercisable shall remain exercisable during the 90-day period following such termination or, if sooner, until the expiration of the Term and, to the extent not exercised within such period, shall thereupon terminate. The foregoing notwithstanding, if Optionee’s employment with, or other service to, the Company terminates by reason of death or Disability, then the phrase “90-day period following such termination” in subsection (ii) above shall be replaced with the phrase “one-year period following such termination.” In addition, notwithstanding anything to the contrary set forth herein, if Optionee’s employment or other service is terminated for Cause, then the Option, whether or not then exercisable, shall immediately terminate and cease to be exercisable.

6. Manner of Exercising Option.

(a) Subject to the satisfaction of the conditions contained in this Agreement, the Option may be exercised by delivering to the Secretary of the Company a Notice of Exercise in the form attached hereto as Exhibit A, duly completed and executed by Optionee or his or her legal representative, together with payment in full for the shares of Common Stock purchased thereby.

(b) Notwithstanding anything in this Agreement to the contrary, at the discretion of the Company, the aggregate exercise price of the portion of this Option being exercised may be paid, in whole or in part, (i) by cash or check payable to the Company; (ii) by surrender to the Company of that number of fully paid and non-assessable shares of Common Stock owned by Optionee based on the Fair Market Value (as that term is defined in the Plan) equal to applicable exercise price; or (iii) by means of a “net value” exercise which reduces the number of Option Shares to be received upon such exercise to a “Net Number” of Option Shares determined according to the following formula:

Net Number = (A x (B - C))/B. For purposes of the foregoing formula:

A = the total number of Option Shares with respect to which this Option is then being exercised;

B = the last reported sale price (as reported by the principal national securities exchange on which the Common Stock is then traded) of the Common Stock on the trading date immediately preceding the date of the applicable exercise of this Option; and

C = the exercise price then in effect at the time of such exercise.

It is specifically intended that any such exercise contemplated hereunder be exempt from the “short-swing profit” rule of Section 16(b) of the Exchange Act of 1934, as amended (the “Exchange Act”), as provided by Rule 16b-3 of the Exchange Act.

7. Release. By signing below, Optionee, on behalf of himself or herself, his or her successors and assigns, hereby releases and forever discharges the Company and the present and former officers, directors, shareholders, employees, agents and attorneys of each of them from any and all actions, causes of action, damages, judgments, liabilities, obligations and claims whatsoever, in law or in equity, whether known or unknown, relating to, and covenants not to sue based on, any and all of the Company’s commitments made by the Company prior to the date hereof to issue Optionee stock options or other equity incentives. Specifically, the Optionee acknowledges that this Option grant satisfies the obligation of the Company pursuant to Section 4(c) of the Employment Agreement.

8. No Transfer or Assignment. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by (i) will and by the laws of descent and distribution and (ii) during the lifetime of Optionee, to the extent and in the manner authorized by the Compensation Committee, but only to the extent such transfers are made to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders, in all cases without payment for such transfers. Any purported sale, pledge, assignment, hypothecation, transfer, or disposition in contravention of this Section 8 shall be null and void ab initio.

9. Compliance with Laws and Regulations.

(a) The Company will not be obligated to issue or deliver shares of Common Stock pursuant to the Plan unless the issuance and delivery of such shares complies with applicable law, including, without limitation, the Securities Act of 1933, as amended, the Securities Act of 1934, as amended, and the requirements of any stock exchange or market upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) In connection with the exercise of this Option, Optionee will execute and deliver to the Company such representations in writing as may be requested by the Company that it may comply with the applicable requirements of federal and state securities laws.

10. Notices. All notices, requests, demands, waivers, consents, approvals or other communications pursuant to this Agreement shall be in writing and delivered to the Company at its principal executive offices, Attention: Secretary, or to Optionee at the residence address reflected in the records maintained by the Company.

11. No Rights of Stockholder. Neither Optionee nor any legal representative of Optionee shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any shares subject to the Option except to the extent that certificates for such shares shall have been issued upon the exercise of the Option as provided for herein.

12. Construction. The Compensation Committee shall have exclusive authority to interpret and construe the Plan and the Option, and its determinations with respect thereto shall be final and binding on the Company and Optionee. In the event of any conflict between the Plan and this Agreement, the terms of this Agreement shall control.

13. No Rights Conferred. Nothing contained in this Agreement shall confer upon Optionee any right with respect to the continuation of his or her employment or other service with the Company or its subsidiaries or interfere in any way with the right of the Company and its subsidiaries at any time to terminate such employment or other service or to increase or decrease, or otherwise adjust, the other terms and conditions of Optionee’s employment or other service.

14. Withholding. All amounts that, under federal, state or local law, are required to be withheld from the amount payable with respect to the Option shall be withheld by the Company.

15. Representations. The Optionee has reviewed with his or her own tax advisors the applicable tax (federal, state, and local) consequences of the transactions contemplated by this Agreement. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Optionee understands that the Optionee (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Agreement.

16. Investment Representation. The Optionee hereby represents and warrants to the Company that the Optionee, by reason of the Optionee’s business or financial experience (or the business or financial experience of the Optionee’s professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Optionee’s own interests in connection with the transactions contemplated under this Agreement.

17. Acceptance. The Optionee hereby acknowledges receipt of a copy of the Plan and this Agreement. The Optionee has read and understand the terms and provision thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement.

18. Entire Agreement; Amendment. This Agreement, the Employment Agreement and the Plan sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement may not be amended or supplemented except by a written instrument duly executed by each of the parties hereto; provided, however that the Company’s Board of Directors or Compensation Committee may amend the terms of this Agreement at any time without the written consent of Optionee provided that such amendment does not adversely affect the rights of Optionee.

19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflict of laws.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and Optionee has executed this Agreement, as of the day and year above written.

STRATA SKIN SCIENCES, INC.	OPTIONEE:

By:
Name:	Robert Moccia
Title:

Exhibit A

NOTICE OF EXERCISE

TO:	STRATA Skin Sciences, Inc.

The undersigned hereby exercises his/her option to purchase _____ shares of Common Stock of STRATA Skin Sciences, Inc. (the “Company”), as provided in the Stock Option Agreement dated as of ________________ $____ per share, for an aggregate purchase price of $ _____________ (the “Purchase Price”).

The undersigned is hereby paying the Purchase Price as follows (check one of the following):

____         (i) The undersigned has enclosed herewith payment by cash or check made payable to the order of the Company in the amount of the Purchase Price; or

____         (ii) The undersigned has received the prior approval of the Company that it will accept payment of the Purchase Price by the surrender to the Company of that number of fully paid and non-assessable shares of Common Stock owned by the undersigned Optionee which have an aggregate value equal to the Purchase Price and the undersigned has therefore enclosed herewith stock certificate number __ representing a total of ______ shares of Common Stock in order to surrender to the Company ____ shares of Common Stock in payment of the Purchase Price; or

____         (iii) The undersigned has received the prior approval of the Company that it will accept payment of the Purchase Price by means of a “net value” exercise and the undersigned hereby requests the Company to deliver to him/her ______ shares of Common Stock (the number of shares derived by a net value exercise) in full satisfaction of the exercise hereunder.

The undersigned hereby represents and warrants that it is his/her present intention to acquire and hold the aforesaid shares of Common Stock of the Company for his/her own account for investment, and not with a view to the distribution of any thereof, and agrees that he/she will make no sale, thereof, except in compliance with the applicable provisions of the Securities Act of 1933, as amended.

Signature:

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Dated: